EXHIBIT 99.1

General Employment Acquisition of Scribe Solutions Closes;

Derek Dewan Appointed Chairman of the Board and CEO

NAPERVILLE, Ill., April 1, 2015-- General Employment Enterprises, Inc. (NYSE MKT: JOB) ("the Company" or "General Employment") a provider of specialty staffing services today announced that it has closed the transaction with Scribe Solutions, Inc. ("Scribe"), whereby General Employment issued Series A Convertible Preferred Stock of the Company in exchange for one hundred percent of Scribe Solutions' common stock. The transaction has been unanimously approved by the boards of directors of each company and a majority of their respective shareholders. Scribe Solutions, Inc. will now operate as a wholly owned subsidiary of General Employment Enterprises, Inc.

Derek Dewan, former Chairman and Chief Executive Officer (CEO) of Scribe Solutions, Inc. has been elected Chairman of the Board of Directors and CEO of General Employment effective April 1, 2015. Mr. Dewan was previously Chairman and CEO of MPS Group, Inc. In January 1994, Mr. Dewan joined AccuStaff Incorporated, MPS Group's predecessor, as President and Chief Executive Officer, and took that company public in August 1994. Under Mr. Dewan's leadership the company became a Fortune 1000 world-class, global multi-billion dollar staffing services provider through significant organic growth and strategic acquisitions. MPS Group grew to include a vast network of offices in the United States, Canada, the United Kingdom, Continental Europe, Asia and Australia. MPS Group experienced many years of continued success during Mr. Dewan's tenure and he led successful secondary stock offerings of $110 million and $370 million. The company was on the Wall Street Journal's "top performing stock list" for three consecutive years and included in the Standard and Poor’s (S&P) Mid-Cap 400. In 2009, Mr. Dewan was instrumental in the sale of MPS Group to the largest staffing company in the world, Adecco Group, for $1.3 billion.

1

Commenting on the acquisition and on Dewan’s joining the Company as Chairman and CEO, Andrew Norstrud said, "This acquisition is an exciting next step to our strategic growth plan and will expand our services into the higher margin and fast growing healthcare staffing market. I am looking forward to working with Derek; his extensive experience in the staffing industry will be key in propelling our organic growth and leading a strategic acquisition strategy." Derek Dewan added his thoughts, saying, "I am thrilled to become a part of General Employment, a pioneer in the staffing industry. Having been in operation since 1893, the Company has a reputation for outstanding customer service and I look forward to continuing that legacy." Dewan continued, "Andrew and the hardworking employees have achieved much success in building a great staffing company which will serve as the foundation and platform for us to execute its growth strategy. The Company is well positioned to increase its breadth and depth of service offerings, accelerate internal growth, and acquire the best operating companies in the staffing industry. I look forward to leading General Employment in achieving its strategic goals and increasing shareholder value.”

In addition to Dewan joining the General Employment management team and board from Scribe, Alex Stuckey joins the Company as President and Chief Operating Officer (COO) effective April 1, 2015. Stuckey was the President and COO of Scribe Solutions, Inc. In his role at Scribe he had responsibility for all aspects of the healthcare staffing and solutions operations including strategic planning, finances, operations, management of sales activities, customer service and field support in all markets. Under his leadership, Scribe Solutions significantly grew its revenue and profitability and strengthened its balance sheet. Prior to joining Scribe, Mr. Stuckey was the founder and CEO of Fire Fighters Equipment Co. He led that company from a start up to a multi-million dollar enterprise with substantial net profits through both organic and acquisition growth. At Fire Fighters, Mr. Stuckey developed unique marketing strategies, which were revolutionary to the industry. His efforts led to a successful stock sale of Fire Fighters to Cintas. Stuckey also has extensive experience in banking and finance, which he obtained after a successful career at Barnett Bank as a special assets officer. Additionally, Mary Claire Menze, current Executive Vice President at Scribe and its founder will assume her previous role as President of Scribe. She will work with the General Employment management team to grow the Company’s staffing and solutions business in the healthcare space.

Andrew Norstrud, current Chief Executive Officer of the Company, will continue as Chief Financial Officer (CFO) of General Employment and Michael Schroering has resigned from the General Employment Board of Directors effective April 1, 2015.

2

About General Employment Enterprises, Inc.

General Employment Enterprises, Inc. (the "Company") was incorporated in the State of Illinois in 1962 and is the successor to employment offices doing business since 1893. The Company provides staffing services through a network of offices located in the United States. The Company operates in two industry segments, providing professional staffing services and solutions and light industrial staffing services through the names of General Employment, Ashley Ellis, Triad and Omni-One.

About Scribe Solutions, Inc.

Scribe Solutions was formed in 2008 to meet the demands that physicians face with overcrowded waiting rooms, and to overcome the challenges presented by electronic medical records (EMR), and the rising cost of quality patient care. By providing physicians with personal assistants (medical scribes), Scribe offers turnkey programs where it recruits, qualifies, hires, and trains resources to serve as scribes at sites across the United States, and alleviates the burden of documentation and clerical duties. Scribe Solutions has developed a low cost staffing solution that improves productivity by providing scribe programs to emergency departments, physician practices, and outpatient and inpatient facilities.

3

Forward-Looking Statements

In addition to historical information, this press release contains statements relating to the Company's future results (including certain projections and business trends) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain or are prefaced by words such as "will", "may", "plans", "expects", "anticipates", "projects", "predicts", "estimates", "aims", "believes", "hopes", "potential", "intends", "suggests", "appears", "seeks", or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale ; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise or alter its forward-looking statements whether as a result of new information, future events or otherwise.

4